Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.9770%



        Excess Protection Level
          3 Month Average   5.27%
          January, 2000   5.38%
          December, 1999   4.61%
          November, 1999   5.81%


        Cash Yield                                  17.74%


        Investor Charge Offs                         4.73%


        Base Rate                                    7.63%


        Over 30 Day Delinquency                      5.03%


        Seller's Interest                            9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,800,914,393.5